UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 16, 2011

PERVASIVE SOFTWARE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23043	74-2693793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12365 Riata Trace Parkway

Building B, Austin, Texas 78727

(Address of principal executive offices, including zip code)

(512) 231-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 16, 2011, Pervasive Software Inc. (the “Company”) amended the current Lease Agreement with Riata Holdings, L.P. (the “Landlord”) pursuant to which the Company will continue to lease 93,717 square feet for use as its principal headquarters. The Amendment extends the Company’s current lease with the Landlord thru January 31, 2019 from its current expiration on October 31, 2011. The Base rent schedule has been amended and includes a rent abatement period commencing on February 1, 2011 and ending on February 29, 2012. In addition the Amendment provides a Refurbishment Allowance not to exceed $22.50 per rentable foot.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to the Lease between Carr Texas OP, LP and Pervasive Software Inc. dated July 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIVE SOFTWARE INC.

By:	/s/ Randy Jonkers
Randy Jonkers Chief Financial Officer

Date: February 23, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to the Lease between Carr Texas OP, LP and Pervasive Software Inc. dated July 1, 2004.